UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Compensatory Arrangements of Certain Officers.

On December 11, 2013, the Board of Directors of Accuride Corporation (the “Company”) authorized the Company to enter into a Tier II Severance & Retention Agreement with Greg Risch, the Company’s Chief Financial Officer, in conjunction with his promotion to Senior Vice President from Vice President.  The agreement with Mr. Risch will be in the form of the Company’s Amended & Restated Severance and Retention Agreement (Tier II executive) (the “Tier II Agreement”), and replaces the Tier III Severance and Retention Agreement the Company previously entered with Mr. Risch.  The Tier II Agreement was previously approved by the Board of Directors and was filed with the Securities and Exchange Commission as an exhibit to the Company’s Form 10-K filed on March 15, 2012, and incorporated herein by reference.  The material terms of the Amended & Restated Severance and Retention Agreement are described in the Company’s proxy statement filed form DEF 14A.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Amended & Restated Severance and Retention Agreement (Tier II executives). Previously filed as an exhibit to the Form 10-K filed on March 15, 2012, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
Date:  December 13, 2013
/s/ Stephen A. Martin
Senior Vice President / General Counsel